UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report
(Date of earliest event reported): August 18, 2008
Repros Therapeutics Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)
2408 Timberloch Place, Suite B-7
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)
(281) 719-3400
(Registrant’s telephone
number, including area
code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure
     Repros Therapeutics Inc. (the “Company”) announced today that its management will hold a conference call to provide an update on the Company’s current status and to answer questions at 12:00 noon Central Time on August 21, 2008. Domestic callers may dial: 866-559-7315 and International callers may dial: 404-665-9488. The Conference ID is: 60828548.

Item 8.01.	Other Information
     The Company today announced that based on the efficacy demonstrated by Proellex® in the interim assessment of the Company’s Phase II endometriosis study, there are sufficient patients currently enrolled to provide for adequate power calculations for the Phase III endometriosis trials.
     A copy of the Company’s press release is attached hereto as Exhibit 99.1. The press release is incorporated by reference herein and the foregoing description of the press release is qualified in its entirety by reference to the attached exhibit.

Item 9.01.	Financial Statements and Exhibits
     d. Exhibits

Exhibit
Number	Description

99.1	Press Release dated August 18, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repros Therapeutics Inc.
Date: August 18, 2008	By:	/s/ Joseph S. Podolski
Joseph S. Podolski
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated August 18, 2008